SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2015
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
24. SUBSEQUENT EVENTS

On April 14, 2016, the Company's Board of Directors declared a special cash dividend of US$0.20 per ordinary share, which will be paid to all shareholders of record as of the close of business on April 29, 2016. The dividend is expected to be paid after regulatory approval from the State Administration of Foreign Exchange in China.

On April 14, 2016, the Company's Board of Directors approved a plan to list its subsidiary Super TV separately on the National Equities Exchange and Quotations, an emerging over-the-counter market in China (the “NEEQ”) without a public offering. Prior to the listing, certain executive officers and employees will make a capital injection to Super TV and own approximately 10% of equity interest of Super TV and the Group will own approximately 90% of the outstanding equity interest of Super TV.